Exhibit 10.2

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated effective as of November 9, 2011 (the “Effective Date”), is by and among Dynamic Offshore Resources, LLC, a Delaware limited liability company (the “Borrower”), the various financial institutions and other persons parties hereto as Lenders, The Royal Bank of Scotland plc, as administrative agent (in such capacity, the “Administrative Agent”) and as letter-of-credit issuing bank (in such capacity, the “Issuer”).

RECITALS

WHEREAS, the Borrower, the various financial institutions and other persons from time to time parties thereto as lenders (the “Lenders”), the Administrative Agent, and certain other persons in the capacities therein identified are parties to that certain Second Amended and Restated Credit Agreement, dated as of June 20, 2011 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto intend to amend the Credit Agreement in certain respects as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.               Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the Credit Agreement, unless the context otherwise requires.

Section 2.               Amendments.

(a)           Section 4.7(b).  Section 4.7(b) of the Credit Agreement is hereby amended by deleting the text “may, and upon direction from the Required Lenders,” in the first sentence.

(b)           Section 7.2.19(e).  Section 7.2.19(e) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

“(e)         [Reserved].”

(c)           Section 9.1.  Section 9.1 of the Credit Agreement is hereby amended by adding the text “The Administrative Agent shall exercise its discretion under any Loan Document to apply all amounts received under the Loan Documents after the occurrence and during the continuance of an Event of Default in a manner consistent with Section 4.7(b).” immediately following the second sentence and preceding the third sentence of such Section.

Section 3.               Conditions to Effectiveness.  This Amendment shall be deemed effective as of the Effective Date following the satisfaction of the condition that the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent, the Issuer and each of the Lenders.

Section 4.               Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto:

(a)           the representations and warranties of the Obligors set forth in each Loan Document are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to an earlier date, which are true and correct in all material respects as of such earlier date;

(b)           the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary limited liability company action, and this Amendment, along with the Credit Agreement and other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor party thereto enforceable against them in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting creditors’ rights generally and by principles of equity;

(c)           neither the execution, delivery and performance of this Amendment by the Borrower, the performance by the Borrower of the Credit Agreement (along with the other Loan Documents) nor the consummation of the transactions contemplated hereby (i) does or shall contravene, result in a breach of, or violate (A) any provision of any Obligor’s Organic Documents (B) any court decree or order binding on or affecting any Obligor, or (C) any law or governmental regulations binding on or affecting any Obligor or (ii) result in (A) or require the creation or imposition of, any Lien on any Obligor’s properties (except as permitted by the Loan Documents), (B) a default under any material contractual restriction binding on or affecting any Obligor or (C) any material noncompliance, suspension, impairment, forfeiture or nonrenewal of any material license, permit or other governmental approval;

(d)           no Material Adverse Effect has occurred since June 20, 2011, and

(e)           no Default or Event of Default has occurred and is continuing.

Section 5.               Ratification.

(a)           This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, and all Obligations in connection therewith, are hereby ratified, approved and confirmed in each and every respect. On and after the effectiveness of this Amendment in accordance with Section 3 above, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment. This Amendment is a Loan Document.

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(b)           Each of the Borrower (on behalf of itself and its Borrowing Base Subsidiaries) and the other undersigned Obligors hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of each of the Security Documents, including without limitation all Mortgages, Security Agreements, Guaranties and Control Agreements, to which it is a party.

Section 6.               Costs and Expenses.  As provided in Section 10.3 of the Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

Section 7.               GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 8.               Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9.               Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 10.             No Waiver.  Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 11.             Successors and Assigns.  This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 12.             Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Signature Pages Follow

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

DYNAMIC OFFSHORE RESOURCES, LLC

By:	/s/ Howard M. Tate
Name:	Howard M. Tate
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT, ISSUER AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:	/s/ Sanjay Remond
Name:	Sanjay Remond
Title:	Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION,
as Co-Syndication Agent and Lender

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

REGIONS BANK,
as Co-Syndication Agent and Lender

By:	/s/ Kelly L. Elmore III
Name:	Kelly L. Elmore III
Title:	Senior Vice President

NATIXIS,
as Co-Documentation Agent and Lender

By:	/s/ Louis P. Laville III
Name:	Louis P. Laville III
Title:	Managing Director

By:	/s/ Timothy Polvado
Name:	Timothy Polvado
Title:	Managing Director

CITIBANK, N.A.,
as Co-Documentation Agent and Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-Fact

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Director

UBS LOAN FINANCE LLC,
as Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Vice President

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Associate

THE FROST NATIONAL BANK,
as Lender

By:	/s/ Lane Dodds
Name:	Lane Dodds
Title:	Vice President

IBERIABANK,
as Lender

By:	/s/ Cameron D. Jones
Name:	Cameron D. Jones
Title:	Vice President

ACKNOWLEDGED AND AGREED:

DYNAMIC OFFSHORE RESOURCES NS ACQUISITION, INC.

By:	/s/ Howard M. Tate
Name:	Howard M. Tate
Title:	Chief Financial Officer

DYNAMIC OFFSHORE RESOURCES NS
PARENT, INC.

By:	/s/ Howard M. Tate
Name:	Howard M. Tate
Title:	Chief Financial Officer

DYNAMIC OFFSHORE RESOURCES NS, LLC

By:	/s/ Howard M. Tate
Name:	Howard M. Tate
Title:	Chief Financial Officer

SPN RESOURCES, LLC

By:	/s/ Howard M. Tate
Name:	Howard M. Tate
Title:	Chief Financial Officer

BANDON OIL AND GAS, LP

By: Bandon Oil and Gas GP, LLC, its general partner

By:	/s/ Howard M. Tate
Name:	Howard M. Tate
Title:	Chief Financial Officer

BANDON OIL AND GAS GP, LLC

By:	/s/ Howard M. Tate
Name:	Howard M. Tate
Title:	Chief Financial Officer

DBH, LLC

By:	/s/ Howard M. Tate
Name:	Howard M. Tate
Title:	Chief Financial Officer